UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 29, 2007
Date of Report (Date of earliest event reported)

EESTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32863	33-0922627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1260 S. Highway 89, Building 1, Suite H-5
Chino Valley, Arizona 86323
(Address of principal executive offices and zip code)

(928) 636-6255
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

At a special meeting of the shareholders of EESTech, Inc. (the “Company”) held on November 23, 2007, the shareholders of the Company approved an amendment to the Company’s Certificate of Incorporation increasing the authorized shares of the Company’s common stock from 20,000,000 to 100,000,000 (the “Amendment”). Following the Amendment, the Company has issued shares of common stock to several individuals and entities, arising out of obligations described below. This current report on Form 8-K is intended to disclose these issuances.

The Consultancy Agreements

In its current report filed on Form 8-K on June 6, 2007, which filing and exhibits thereto is incorporated herein by reference, the Company disclosed that it had entered into two Consultancy Agreements. Pursuant to the terms of the Consultancy Agreements, the Company is obligated to issue shares of common stock of the Company to Australia Corporation Consulting Pty. Ltd. and Murray James Bailey at specified intervals, and also upon obtaining the approval of the Amendment.

On November 29, 2007, 1,137,500 shares of common stock of the Company were issued to Australia Corporation Consulting Pty. Ltd. pursuant to the terms of its Consultancy Agreement with the Company. These shares of common stock were issued in reliance upon Section 4(2) of the Securities Act of 1933 (the “Act”).

On November 29, 2007, 3,239,174 shares of common stock of the Company were issued to Murray James Bailey pursuant to the terms of his Consultancy Agreement with the Company. These shares of common stock were issued in reliance upon Section 4(2) of the Act.

The Financial Advisory and Capital Raising Agreements

In its current report filed on Form 8-K on November 29, 2007, which filing is incorporated herein by reference, the Company disclosed that it had entered into two Financial Advisory and Capital Raising Agreements. Pursuant to the terms of the Financial Advisory and Capital Raising Agreements, the Company is obligated to issue shares of common stock of the Company to Montrose Partners LLP at specified intervals, including upon obtaining the approval of the Amendment.

On November 29, 2007, 10,000 shares of common stock of the Company were issued to Montrose Partners LLP pursuant to the terms of the Financial Advisory and Capital Raising Agreements with the Company at a price per share of UD $0.85. These shares of common stock were issued in reliance upon Section 4(2) of the Act.

Other Issuances

Gaylord Beeson is one of the directors of the Company, and as consideration for such services, he is entitled to receive 5,000 shares for each fiscal quarter of the Company during which he served as director. On November 29, 2007, 10,000 shares of common stock of the Company were issued to Gaylord Beeson as consideration for his services to the Company as a director for the quarters ended June 30, 2007 and September 30, 2007. These shares of common stock were issued in reliance upon Section 4(2) of the Act.

On November 29, 2007, 1,670,000 shares of common stock of the Company were issued to Paul McCafferty and/or his nominees as consideration for various services provided by Paul McCafferty between October 2004 and November 2007 to the Company and its subsidiaries. These shares of common stock were issued in reliance upon Section 4(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EESTECH, INC.

Date: December 26, 2007	By:	/s/ Murray Bailey
Name: Murray Bailey
Title: Chief Executive Officer